Acquisitions and Dispositions (Tables)	12 Months Ended
Dec. 31, 2022
Business Combination and Dispositions [Abstract]
Business Acquisition, Pro Forma Information	The following unaudited pro forma financial information reflects the consolidated results of operations of the Company assuming the Riggs Distler and MountainWest acquisitions had taken place on January 1, 2020. The most significant pro forma adjustments relate to: (i) reflecting approximately $48.7 million in transaction costs in the year ended December 31, 2020, and excluding such costs from the year ended December 31, 2021, and (ii) reflecting incremental interest expense of $48.4 million in 2021, and approximately $52.1 million in the comparable 2020 period. The pro forma financial information has been prepared for comparative purposes only, and is not intended to be indicative of what the Company’s results would have been had the acquisition occurred at the beginning of the periods presented or of what results may be in the future, for a number of reasons. The reasons include, but are not limited to, differences between the assumptions used to prepare the pro forma information, potential cost savings from operating efficiencies, nor the impact of incremental costs incurred in integrating the businesses.
Amounts below are in millions of dollars, except per share amounts.

	Unaudited
	Year Ended December 31,
	2021	2020
Total operating revenues	$4,236	$3,980
Net income attributable to Southwest Gas Holdings, Inc.	$278	$276
Basic earnings per share	$4.70	$4.93
Diluted earnings per share	$4.69	$4.93

Schedule of Assets Held for Sale
The carrying amounts of major classes of assets and liabilities relating to MountainWest, all of which are classified as current and reported as held for sale in the Company’s Consolidated Balance Sheets, are as follows:

(Thousands of dollars)
Regulated operations plant, net of accumulated depreciation of $907 million	$957,729
Other property and investments	49,546
Other current assets (1)	188,629
Goodwill, net of accumulated impairment of $449.6 million	508,395
Deferred charges and other assets (2)	39,050
Total assets	1,743,349
Less: cost to sell	5,819
Total current assets, held for sale	$1,737,530

Other current liabilities (3)	$55,188
Long-term debt	448,862
Other deferred credits and liabilities (3)	140,195
Total current liabilities, held for sale	$644,245
(1) Includes cash and cash equivalents of $23.8 million, regulatory assets of $2.2 million, and “in-kind” system gas imbalance of $116.6 million due to a significant increase in natural gas prices in December 2022.
(2) Includes regulatory assets of $30.1 million.
(3) Includes $18.9 million of regulatory liabilities included in Other current liabilities, and $139 million of regulatory liabilities included in Other deferred credits and liabilities (including $60.2 million related to regulatory excess deferred/other taxes and gross-up and $58.8 million of accumulated removal costs).